UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2008
PROLIANCE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13894	34-1807383
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
100 Gando Drive, New Haven, Connecticut 06513
(Address of principal executive offices, including zip code)
(203) 401-6450
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01. OTHER EVENTS
On November 18, 2008, Proliance International, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing that it had signed a proposal letter with a major bank to provide a new $60 million senior secured credit facility to the Company, subject to execution of definitive agreements, completion of due diligence and other closing conditions.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits-The following exhibit is filed as part of this report:
99.1	Press release dated November 18, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.
Date: November 18, 2008	By:	/s/ Arlen F. Henock
Arlen F. Henock
Executive Vice President and Chief Financial Officer

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